SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   October 8, 2003

First National Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-87503	58-2466370
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

215 N. Pine Street, Spartanburg, South Carolina   29302
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (864) 948-9001

Not Applicable
(Former name or former address, if changed since last report.)

Item 12.  Results of Operations and Financial Condition.

On October 8, 2003, First National Bancshares, Inc., the bank holding company for First National Bank of Spartanburg, issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC. By: /s/ Jerry L. Calvert Name: Jerry L. Calvert Title: Chief Executive Officer

Dated:  October 9, 2003

EXHIBIT INDEX

Exhibit Number                Description

99.1     Earnings Press Release for the quarter ended September 30, 2003

4